SEC Standardized Total Returns -- Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
Arizona Fund
         1 year:                $1,024.80       $1,000.00     1.00             2.48%              2.48%
                                                     0
         5 years:               $1,363.10       $1,000.00     5.00             6.39%             36.31%
                                                     0
         Life of Fund:          $1,650.20       $1,000.00     7.17             7.24%             65.02%
                                                     0
California Fund
         1 year:                $1,028.40       $1,000.00     1.00             2.84%              2.84%
                                                     0
         5 years:               $1,342.30       $1,000.00     5.00             6.07%             34.23%
                                                     0
         Life of Fund:          $2,181.60       $1,000.00    10.00             8.11%            118.16%
                                                     0
Colorado Fund
         1 year:                $1,025.60       $1,000.00     1.00             2.56%              2.56%
                                                     0
         5 years:               $1,363.30       $1,000.00     5.00             6.39%             36.33%
                                                     0
         Life of Fund:          $1,457.00       $1,000.00     5.67             6.86%             45.70%
                                                     0
--------------------------------------------------------------------------------------------------------

SEC Standardized Total Returns -- Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
Connecticut Fund
         1 year:                $1,019.50       $1,000.00     1.00             1.95%              1.95%
                                                     0
         5 years:               $1,314.70       $1,000.00     5.00             5.63%             31.47%
                                                     0
         Life of Fund:          $1,585.10       $1,000.00     7.23             6.57%             58.51%
                                                     0
Florida Fund
         1 year:                $1,023.80       $1,000.00     1.00             2.38%              2.38%
                                                     0
         5 years:               $1,357.40       $1,000.00     5.00             6.30%             35.74%
                                                     0
         Life of Fund:          $1,668.40       $1,000.00     7.24             7.32%             66.84%
                                                     0
Georgia Fund
         1 year:                $1,030.90       $1,000.00     1.00             3.09%              3.09%
                                                     0
         5 years:               $1,393.00       $1,000.00     5.00             6.85%             39.30%
                                                     0
         Life of Fund:          $1,456.50       $1,000.00     5.67             6.86%             45.65%
                                                     0
--------------------------------------------------------------------------------------------------------

SEC Standardized Total Returns -- Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
Maryland Fund
         1 year:                $1,027.30       $1,000.00     1.00             2.73%              2.73%
                                                     0
         5 years:               $1,349.50       $1,000.00     5.00             6.18%             34.95%
                                                     0
         Life of Fund:          $1,633.60       $1,000.00     7.23             7.02%             63.36%
                                                     0
Massachusetts Fund
         1 year:                $1,015.40       $1,000.00     1.00             1.54%              1.54%
                                                     0
         5 years:               $1,297.50       $1,000.00     5.00             5.35%             29.75%
                                                     0
         10 years:              $2,125.10       $1,000.00    10.00             7.83%            112.51%
                                                     0
Michigan Fund
         1 year:                $1,025.20       $1,000.00     1.00             2.52%              2.52%
                                                     0
         5 years:               $1,334.40       $1,000.00     5.00             5.94%             33.44%
                                                     0
         10 years:              $2,214.80       $1,000.00    10.00             8.28%            121.48%
                                                     0
--------------------------------------------------------------------------------------------------------

SEC Standardized Total Returns -- Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
Minnesota Fund
         1 year:                $1,018.00       $1,000.00     1.00             1.80%              1.80%
                                                     0
         5 years:               $1,275.80       $1,000.00     5.00             4.99%             27.58%
                                                     0
         10 years:              $2,019.00       $1,000.00    10.00             7.28%            101.90%
                                                     0
Missouri Fund
         1 year:                $1,026.00       $1,000.00     1.00             2.60%              2.60%
                                                     0
         5 years:               $1,353.10       $1,000.00     5.00             6.23%             35.31%
                                                     0
         Life of Fund:          $1,431.20       $1,000.00     5.67             6.53%             43.12%
                                                     0
New Jersey Fund
         1 year:                $1,015.60       $1,000.00     1.00             1.56%              1.56%
                                                     0
         5 years:               $1,297.60       $1,000.00     5.00             5.35%             29.76%
                                                     0
         Life of Fund:          $1,913.60       $1,000.00     9.30             7.23%             91.36%
                                                     0
--------------------------------------------------------------------------------------------------------

SEC Standardized Total Returns -- Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
North Carolina Fund
         1 year:                $1,027.00       $1,000.00     1.00             2.70%              2.70%
                                                     0
         5 years:               $1,347.70       $1,000.00     5.00             6.15%             34.77%
                                                     0
         Life of Fund:          $1,404.60       $1,000.00     5.67             6.17%             40.46%
                                                     0
Ohio Fund
         1 year:                $1,018.70       $1,000.00     1.00             1.87%              1.87%
                                                     0
         5 years:               $1,326.00       $1,000.00     5.00             5.80%             32.60%
                                                     0
         10 years:              $2,204.80       $1,000.00    10.00             8.23%            120.48%
                                                     0
Oregon Fund
         1 year:                $1,030.90       $1,000.00     1.00             3.09%              3.09%
                                                     0
         5 years:               $1,332.10       $1,000.00     5.00             5.90%             33.21%
                                                     0
         Life of Fund:          $1,391.40       $1,000.00     5.67             6.00%             39.14%
                                                     0
--------------------------------------------------------------------------------------------------------

SEC Standardized Total Returns -- Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
Pennsylvania Fund
         1 year:                $1,023.30       $1,000.00     1.00             2.33%              2.33%
                                                     0
         5 years:               $1,339.50       $1,000.00     5.00             6.02%             33.95%
                                                     0
         Life of Fund:          $1,698.70       $1,000.00     7.67             7.15%             69.87%
                                                     0
Virginia Fund
         1 year:                $1,022.10       $1,000.00     1.00             2.21%              2.21%
                                                     0
         5 years:               $1,318.50       $1,000.00     5.00             5.68%             31.85%
                                                     0
         Life of Fund:          $1,677.30       $1,000.00     7.67             6.97%             67.73%
                                                     0
--------------------------------------------------------------------------------------------------------

NAV Only Total Returns -- Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
Arizona Fund
         1 year:                $1,092.80       $1,000.00     1.00             9.28%              9.28%
                                                     0
         5 years:               $1,454.60       $1,000.00     5.00             7.78%             45.46%
                                                     0
         Life of Fund:          $1,759.60       $1,000.00     7.17             8.20%             75.96%
                                                     0
California Fund
         1 year:                $1,096.60       $1,000.00     1.00             9.66%              9.66%
                                                     0
         5 years:               $1,431.50       $1,000.00     5.00             7.44%             43.15%
                                                     0
         Life of Fund:          $2,326.70       $1,000.00    10.00             8.81%            132.67%
                                                     0
Colorado Fund
         1 year:                $1,093.70       $1,000.00     1.00             9.37%              9.37%
                                                     0
         5 years:               $1,454.70       $1,000.00     5.00             7.78%             45.47%
                                                     0
         Life of Fund:          $1,553.40       $1,000.00     5.67             8.08%             55.34%
                                                     0
--------------------------------------------------------------------------------------------------------

NAV Only Total Returns -- Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
Connecticut Fund
         1 year:                $1,087.70       $1,000.00     1.00             8.77%              8.77%
                                                     0
         5 years:               $1,402.00       $1,000.00     5.00             6.99%             40.20%
                                                     0
         Life of Fund:          $1,690.10       $1,000.00     7.23             7.52%             69.01%
                                                     0
Florida Fund
         1 year:                $1,091.80       $1,000.00     1.00             9.18%              9.18%
                                                     0
         5 years:               $1,447.60       $1,000.00     5.00             7.68%             44.76%
                                                     0
         Life of Fund:          $1,779.10       $1,000.00     7.24             8.28%             77.91%
                                                     0
Georgia Fund
         1 year:                $1,100.00       $1,000.00     1.00            10.00%             10.00%
                                                     0
         5 years:               $1,485.60       $1,000.00     5.00             8.24%             48.56%
                                                     0
         Life of Fund:          $1,552.90       $1,000.00     5.67             8.07%             55.29%
                                                     0
--------------------------------------------------------------------------------------------------------

NAV Only Total Returns -- Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
Maryland Fund
         1 year:                $1,095.90       $1,000.00     1.00             9.59%              9.59%
                                                     0
         5 years:               $1,439.70       $1,000.00     5.00             7.56%             43.97%
                                                     0
         Life of Fund:          $1,741.80       $1,000.00     7.23             7.97%             74.18%
                                                     0
Massachusetts Fund
         1 year:                $1,082.70       $1,000.00     1.00             8.27%              8.27%
                                                     0
         5 years:               $1,383.90       $1,000.00     5.00             6.71%             38.39%
                                                     0
         10 years:              $2,267.40       $1,000.00    10.00             8.53%            126.74%
                                                     0
Michigan Fund
         1 year:                $1,093.70       $1,000.00     1.00             9.37%              9.37%
                                                     0
         5 years:               $1,423.80       $1,000.00     5.00             7.32%             42.38%
                                                     0
         10 years:              $2,362.40       $1,000.00    10.00             8.98%            136.24%
                                                     0
--------------------------------------------------------------------------------------------------------

NAV Only Total Returns -- Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
Minnesota Fund
         1 year:                $1,085.70       $1,000.00     1.00             8.57%              8.57%
                                                     0
         5 years:               $1,360.40       $1,000.00     5.00             6.35%             36.04%
                                                     0
         10 years:              $2,154.30       $1,000.00    10.00             7.98%            115.43%
                                                     0
Missouri Fund
         1 year:                $1,094.40       $1,000.00     1.00             9.44%              9.44%
                                                     0
         5 years:               $1,443.30       $1,000.00     5.00             7.61%             44.33%
                                                     0
         Life of Fund:          $1,526.20       $1,000.00     5.67             7.74%             52.62%
                                                     0
New Jersey Fund
         1 year:                $1,083.60       $1,000.00     1.00             8.36%              8.36%
                                                     0
         5 years:               $1,383.70       $1,000.00     5.00             6.71%             38.37%
                                                     0
         Life of Fund:          $2,040.90       $1,000.00     9.30             7.97%            104.09%
                                                     0
--------------------------------------------------------------------------------------------------------

NAV Only Total Returns -- Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
North Carolina Fund
         1 year:                $1,095.60       $1,000.00     1.00             9.56%              9.565
                                                     0
         5 years:               $1,437.80       $1,000.00     5.00             7.53%             43.78%
                                                     0
         Life of Fund:          $1,497.60       $1,000.00     5.67             7.38%             49.76%
                                                     0
Ohio Fund
         1 year:                $1,086.40       $1,000.00     1.00             8.64%              8.64%
                                                     0
         5 years:               $1,414.20       $1,000.00     5.00             7.18%             41.42%
                                                     0
         10 years:              $2,352.60       $1,000.00    10.00             8.93%            135.26%
                                                     0
Oregon Fund
         1 year:                $1,099.70       $1,000.00     1.00             9.97%              9.97%
                                                     0
         5 years:               $1,420.70       $1,000.00     5.00             7.28%             42.07%
                                                     0
         Life of Fund:          $1,483.50       $1,000.00     5.67             7.20%             48.35%
                                                     0
--------------------------------------------------------------------------------------------------------

NAV Only Total Returns -- Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
Pennsylvania Fund
         1 year:                $1,091.40       $1,000.00     1.00             9.14%              9.14%
                                                     0
         5 years:               $1,429.10       $1,000.00     5.00             7.40%             42.91%
                                                     0
         Life of Fund:          $1,811.20       $1,000.00     7.67             8.04%             81.12%
                                                     0
Virginia Fund
         1 year:                $1,090.30       $1,000.00     1.00             9.03%              9.03%
                                                     0
         5 years:               $1,401.30       $1,000.00     5.00             6.98%             40.13%
                                                     0
         Life of Fund:          $1,788.60       $1,000.00     7.67             7.87%             78.86%
                                                     0
--------------------------------------------------------------------------------------------------------

SEC Standardized Total Returns -- Class B Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
Arizona Fund
         1 year:                $1,043.60       $1,000.00     1.00             4.36%              4.36%
                                                     0
         Life of Fund:          $1,265.50       $1,000.00     2.97             8.25%             26.55%
                                                     0
California Fund
         1 year:                $1,047.90       $1,000.00     1.00             4.79%              4.79%
                                                     0
         Life of Fund:          $1,270.98       $1,000.00     2.97             8.41%             27.09%
                                                     0
Colorado Fund
         1 year:                $1,045.50       $1,000.00     1.00             4.55%              4.55%
                                                     0
         Life of Fund:          $1,277.60       $1,000.00     2.97             8.60%             27.76%
                                                     0
Connecticut Fund
         1 year:                $1,039.50       $1,000.00     1.00             3.95%              3.95%
                                                     0
         Life of Fund:          $1,246.40       $1,000.00     2.97             7.70%             24.64%
                                                     0
Florida Fund
         1 year:                $1,043.80       $1,000.00     1.00             4.38%              4.38%
                                                     0
         Life of Fund:          $1,271.10       $1,000.00     2.97             8.415             27.11%
                                                     0
--------------------------------------------------------------------------------------------------------

SEC Standardized Total Returns -- Class B Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
Georgia Fund
         1 year:                $1,050.70       $1,000.00     1.00             5.07%              5.07%
                                                     0
         Life of Fund:          $1,278.50       $1,000.00     2.97             8.62%             27.85%
                                                     0
Maryland Fund
         1 year:                $1,048.10       $1,000.00     1.00             4.81%              4.81%
                                                     0
         Life of Fund:          $1,261.10       $1,000.00     2.97             8.13%             26.11%
                                                     0
Massachusetts Fund
         1 year:                $1,034.10       $1,000.00     1.00             3.41%              3.41%
                                                     0
         Life of Fund:          $1,235.10       $1,000.00     2.97             7.37%             23.51%
                                                     0
Michigan Fund
         1 year:                $1,045.40       $1,000.00     1.00             4.54%              4.54%
                                                     0
         Life of Fund:          $1,255.40       $1,000.00     2.97             7.96%             25.54%
                                                     0
Minnesota Fund
         1 year:                $1,037.10       $1,000.00     1.00             3.71%              3.71%
                                                     0
         Life of Fund:          $1,231.50       $1,000.00     2.97             7.26%             23.15%
                                                     0
--------------------------------------------------------------------------------------------------------

SEC Standardized Total Returns -- Class B Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
Missouri Fund
         1 year:                $1,046.00       $1,000.00     1.00             4.60%              4.60%
                                                     0
         Life of Fund:          $1,271.20       $1,000.00     2.97             8.41%             27.12%
                                                     0
New Jersey Fund
         1 year:                $1,035.60       $1,000.00     1.00             3.56%              3.56%
                                                     0
         Life of Fund:          $1,228.30       $1,000.00     2.97             7.17%             22.83%
                                                     0
North Carolina Fund
         1 year:                $1,047.10       $1,000.00     1.00             4.71%              4.71%
                                                     0
         Life of Fund:          $1,274.30       $1,000.00     2.97             8.50%             27.43%
                                                     0
Ohio Fund
         1 year:                $1,037.30       $1,000.00     1.00             3.73%              3.73%
                                                     0
         Life of Fund:          $1,254.70       $1,000.00     2.97             7.94%             25.47%
                                                     0
Oregon Fund
         1 year:                $1,050.30       $1,000.00     1.00             5.03%              5.03%
                                                     0
         Life of Fund:          $1,271.00       $1,000.00     2.97             8.41%             27.10%
                                                     0
--------------------------------------------------------------------------------------------------------

SEC Standardized Total Returns -- Class B Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
Pennsylvania Fund
         1 year:                $1,042.30       $1,000.00     1.00             4.23%              4.23%
                                                     0
         Life of Fund:          $1,263.60       $1,000.00     2.97             8.20%             26.36%
                                                     0
Virginia Fund
         1 year:                $1,041.90       $1,000.00     1.00             4.19%              4.19%
                                                     0
         Life of Fund:          $1,253.20       $1,000.00     2.97             7.90%             25.32%
                                                     0
--------------------------------------------------------------------------------------------------------

NAV Only Total Returns -- Class B Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
Arizona Fund
         1 year:                $1,083.60       $1,000.00     1.00             8.36%              4.36%
                                                     0
         Life of Fund:          $1,295.50       $1,000.00     2.97             9.11%             29.55%
                                                     0
California Fund
         1 year:                $1,087.90       $1,000.00     1.00             8.79%              8.79%
                                                     0
         Life of Fund:          $1,300.90       $1,000.00     2.97             9.26%             30.09%
                                                     0
Colorado Fund
         1 year:                $1,085.50       $1,000.00     1.00             8.55%              8.55%
                                                     0
         Life of Fund:          $1,307.60       $1,000.00     2.97             9.45%             30.76%
                                                     0
Connecticut Fund
         1 year:                $1,079.50       $1,000.00     1.00             7.95%              7.95%
                                                     0
         Life of Fund:          $1,276.40       $1,000.00     2.97             8.56%             27.64%
                                                     0
Florida Fund
         1 year:                $1,083.80       $1,000.00     1.00             8.38%              8.38%
                                                     0
         Life of Fund:          $1,301.10       $1,000.00     2.97             9.27%             30.11%
                                                     0
Georgia Fund
         1 year:                $1,090.70       $1,000.00     1.00             9.07%              9.07%
                                                     0
         Life of Fund:          $1,308.50       $1,000.00     2.97             9.48%             30.85%
                                                     0
--------------------------------------------------------------------------------------------------------

NAV Only Total Returns -- Class B Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
Maryland Fund
         1 year:                $1,088.10       $1,000.00     1.00             8.81%              4.81%
                                                     0
         Life of Fund:          $1,291.10       $1,000.00     2.97             8.99%             26.11%
                                                     0
Massachusetts Fund
         1 year:                $1,074.10       $1,000.00     1.00             7.41%              3.41%
                                                     0
         Life of Fund:          $1,265.10       $1,000.00     2.97             8.24%             23.51%
                                                     0
Michigan Fund
         1 year:                $1,085.40       $1,000.00     1.00             8.54%              4.54%
                                                     0
         Life of Fund:          $1,285.50       $1,000.00     2.97             8.82%             25.54%
                                                     0
Minnesota Fund
         1 year:                $1,077.10       $1,000.00     1.00             7.71%              7.71%
                                                     0
         Life of Fund:          $1,261.50       $1,000.00     2.97             8.14%             26.15%
                                                     0
Missouri Fund
         1 year:                $1,086.00       $1,000.00     1.00             8.60%              8.60%
                                                     0
         Life of Fund:          $1,301.20       $1,000.00     2.97             9.27%             30.12%
                                                     0
New Jersey Fund
         1 year:                $1,075.60       $1,000.00     1.00             7.56%              7.56%
                                                     0
         Life of Fund:          $1,258.30       $1,000.00     2.97             8.04%             25.83%
                                                     0
--------------------------------------------------------------------------------------------------------

NAV Only Total Returns -- Class B Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P) 1/n) - 1

     Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1997.

========================================================================================================
                                                                       AVE. ANNUAL TOTAL         TOTAL
                                    ERV            P           N             RETURN              RETURN
--------------------------------------------------------------------------------------------------------
North Carolina Fund
         1 year:                $1,087.10       $1,000.00     1.00             8.71%              8.71%
                                                     0
         Life of Fund:          $1,304.30       $1,000.00     2.97             9.36%             30.43%
                                                     0
Ohio Fund
         1 year:                $1,077.30       $1,000.00     1.00             7.73%              7.73%
                                                     0
         Life of Fund:          $1,284.70       $1,000.00     2.97             8.80%             28.47%
                                                     0
Oregon Fund
         1 year:                $1,090.30       $1,000.00     1.00             9.03%              9.03%
                                                     0
         Life of Fund:          $1,301.00       $1,000.00     2.97             9.26%             30.10%
                                                     0
Pennsylvania Fund
         1 year:                $1,082.30       $1,000.00     1.00             8.23%              8.23%
                                                     0
         Life of Fund:          $1,293.70       $1,000.00     2.97             9.06%             29.37%
                                                     0
Virginia Fund
         1 year:                $1,081.90       $1,000.00     1.00             8.19%              8.19%
                                                     0
         Life of Fund:          $1,283.20       $1,000.00     2.97             8.76%             28.32%
                                                     0
--------------------------------------------------------------------------------------------------------

Yields for First Investor's Funds are calculated using the following formula:

2(((((a-b) + ((cd)-e))+1)-)-1)

Where:

     a = dividends and interest earned during the 30 day period.

     b = expenses accrued for the period (net of reimbursements).

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

     d = the maximum offering price per share on the last day of the period.

     e  = undeclared earned income.

The following is a list of the information used to calculate the SEC Yield for First Investors Insured Multi-State Fund, Inc. (Class A shares) as of December 31, 1997.

                                                                                                             *Tax
                                                                                                          Equivalent
                              a              b              c            d           e        Yield          Yield
                              -              -              -            -           -        -----       ----------
       Arizona Fund      $  38,859      $   3,795        702,193      $14.36      $  .00      4.21%           6.97%
    California Fund      $  67,757      $  10,051      1,274,870      $12.93      $  .00      4.24%           7.44%
      Colorado Fund      $  13,963      $   1,091        261,701      $13.86      $  .00      4.30%           7.07%
   Connecticut Fund      $  66,232      $  10,343      1,221,200      $14.05      $  .00      3.94%           6.45%
       Florida Fund      $  94,099      $  15,325      1,743,794      $14.53      $  .00      3.76%           5.88%
       Georgia Fund      $  13,008      $   1,010        239,651      $14.01      $  .00      4.33%           7.20%
      Maryland Fund      $  44,719      $   4,293        796,500      $14.33      $  .00      4.29%           7.06%
 Massachusetts Fund      $  91,597      $  14,646      1,855,247      $13.01      $  .00      3.86%           6.85%
      Michigan Fund      $ 156,956      $  25,193      3,010,654      $ 13.3      $  .00      3.80%           6.21%
     Minnesota Fund      $  34,761      $   3,314        709,218      $12.41      $  .00      4.33%           7.39%
      Missouri Fund      $   7,653      $     591        144,063      $13.63      $  .00      4.35%           7.23%
    New Jersey Fund      $ 245,877      $  40,690      4,428,626      $14.19      $  .00      3.95%           6.61%
North Carolina Fund      $  26,306      $   2,063        507,445      $13.50      $  .00      4.28%           7.25%
          Ohio Fund      $  82,726      $  12,430      1,513,819      $13.56      $  .00      4.15%           7.01%
        Oregon Fund      $  47,679      $   4,745        940,114      $13.42      $  .00      4.12%           7.07%
  Pennsylvania Fund      $ 175,389      $  28,719      3,158,885      $14.17      $  .00      3.97%           6.38%
      Virginia Fund      $  88,115      $  14,198      1,667,569      $14.10      $  .00      3.80%           6.30%

*Tax Equivalent Yields are computed assuming a federal tax rate of 28% as well as the maximum rate for the appropriate state. The formula and maximum state rates are listed below.

Tax Equivalent Yield = Yield / ((1 - Federal Rate - Maximum State Rate) + (Federal Rate * Maximum State Rate))

                                        Maximum State
                                          Tax Rate
                                        -------------
               Arizona Fund                5.60%
            California Fund               11.00%
              Colorado Fund                5.00%
           Connecticut Fund                4.50%
               Florida Fund                 .00%
               Georgia Fund                6.00%
              Maryland Fund                5.00%
         Massachusetts Fund               12.00%
              Michigan Fund                4.40%
             Minnesota Fund                8.50%
              Missouri Fund                6.00%
            New Jersey Fund                6.58%
        North Carolina Fund                7.75%
                  Ohio Fund                7.50%
                Oregon Fund                9.00%
          Pennsylvania Fund                2.80%
              Virginia Fund                5.75%

Yields for First Investor's Funds are calculated using the following formula:

2(((((a-b) + ((cd)-e))+1)-)-1)

Where:

     a = dividends and interest earned during the 30 day period.

     b = expenses accrued for the period (net of reimbursements).

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

     d = the maximum offering price per share on the last day of the period.

     e  = undeclared earned income.

The following is a list of the information used to calculate the SEC Yield for First Investors Insured Multi-State Fund, Inc. (Class B shares) as of December 31, 1997.


                                                                                                             *Tax
                                                                                                          Equivalent
                              a              b              c            d           e        Yield          Yield
                              -              -              -            -           -        -----       ----------
       Arizona Fund      $ 1,728        $   446           31,223      $13.45      $  .00      3.69%           6.11%
    California Fund      $   825        $   242           15,347      $12.12      $  .00      3.79%           5.99%
      Colorado Fund      $ 1,516        $   355           28,443      $12.98      $  .00      3.80%           6.25%
   Connecticut Fund      $11,432        $ 3,571          210,942      $13.17      $  .00      3.42%           5.60%
       Florida Fund      $ 3,298        $ 1,074           61,106      $13.63      $  .00      3.23%           5.05%
       Georgia Fund      $   835        $   195           15,403      $13.11      $  .00      3.84%           6.38%
      Maryland Fund      $ 7,466        $ 1,864          133,023      $13.43      $  .00      3.79%           6.30%
 Massachusetts Fund      $ 3,107        $   993           62,945      $12.19      $  .00      3.33%           5.91%
      Michigan Fund      $ 4,041        $ 1,301           77,578      $13.05      $  .00      3.27%           5.34%
     Minnesota Fund      $   183        $    45            3,734      $11.63      $  .00      3.84%           6.56%
      Missouri Fund      $   478        $   111            9,006      $12.78      $  .00      3.86%           6.42%
    New Jersey Fund      $ 8,321        $ 2,671          150,134      $13.28      $  .00      3.42%           5.72%
North Carolina Fund      $   756        $   178           14,586      $12.66      $  .00      3.79%           6.42%
          Ohio Fund      $ 1,428        $   429           26,151      $12.70      $  .00      3.64%           6.15%
        Oregon Fund      $ 3,028        $   784           59,651      $12.56      $  .00      3.62%           6.22%
  Pennsylvania Fund      $ 7,175        $ 2,289          129,331      $13.27      $  .00      3.44%           5.53%
      Virginia Fund      $ 5,531        $ 1,783          104,779      $13.21      $  .00      3.27%           5.42%

*Tax Equivalent Yields are computed assuming a federal tax rate of 28% as well as the maximum rate for the appropriate state. The formula and maximum state rates are listed below.

Tax Equivalent Yield = Yield / ((1 - Federal Rate - Maximum State Rate) + (Federal Rate * Maximum State Rate))


                                        Maximum State
                                          Tax Rate
                                        -------------
               Arizona Fund                5.60%
            California Fund               11.00%
              Colorado Fund                5.00%
           Connecticut Fund                4.50%
               Florida Fund                 .00%
               Georgia Fund                6.00%
              Maryland Fund                5.00%
         Massachusetts Fund               12.00%
              Michigan Fund                4.40%
             Minnesota Fund                8.50%
              Missouri Fund                6.00%
            New Jersey Fund                6.58%
        North Carolina Fund                7.75%
                  Ohio Fund                7.50%
                Oregon Fund                9.00%
          Pennsylvania Fund                2.80%
              Virginia Fund                5.75%

Distribution yields for First Investor's Funds are calculated using the following formula:

               Yield = (a/b)

Where:

     a = dividends declared during the last 12 months.

     b = Net asset value per share on the last day of the period.

The following is a list of the information used to calculate the distribution yield for First Investors Multi-State Insured Tax Free Fund (Class A shares) as of December 31, 1997.

                                                                  Distribution
                              a                    b                 Yield
                              -                    -              ------------

        Arizona Fund        $.659               $13.46               4.90%
     California Fund        $.570               $12.12               4.70%
       Colorado Fund        $.636               $12.99               4.90%
    Connecticut Fund        $.614               $13.17               4.66%
        Florida Fund        $.624               $13.62               4.58%
        Georgia Fund        $.637               $13.13               4.85%
       Maryland Fund        $.651               $13.43               4.85%
  Massachusetts Fund        $.603               $12.20               4.94%
       Michigan Fund        $.609               $13.06               4.66%
      Minnesota Fund        $.599               $11.63               5.15%
       Missouri Fund        $.638               $12.78               4.99%
     New Jersey Fund        $.629               $13.30               4.73%
 North Carolina Fund        $.597               $12.66               4.72%
           Ohio Fund        $.606               $12.71               4.77%
         Oregon Fund        $.584               $12.58               4.64%
   Pennsylvania Fund        $.624               $13.28               4.70%
            Virginia        $.617               $13.22               4.67%

Distribution yields for First Investor's Funds are calculated using the following formula:

               Yield = (a/b)

Where:

     a = dividends declared during the last 12 months.

     b = Net asset value per share on the last day of the period.

The following is a list of the information used to calculate the distribution yield for First Investors Multi-State Insured Tax Free Fund (Class B shares) as of December 31, 1997.

                                                                 Distribution
                             a                    b                 Yield
                             -                    -              ------------

       Arizona Fund        $.556               $13.45               4.13%
    California Fund        $.475               $12.12               3.92%
      Colorado Fund        $.540               $12.98               4.16%
   Connecticut Fund        $.516               $13.17               3.92%
       Florida Fund        $.516               $13.63               3.79%
       Georgia Fund        $.538               $13.11               4.10%
      Maryland Fund        $.547               $13.43               4.07%
 Massachusetts Fund        $.507               $12.19               4.16%
      Michigan Fund        $.511               $13.05               3.92%
     Minnesota Fund        $.509               $11.63               4.38%
      Missouri Fund        $.541               $12.78               4.23%
    New Jersey Fund        $.530               $13.28               3.99%
North Carolina Fund        $.501               $12.66               3.96%
          Ohio Fund        $.510               $12.70               4.02%
        Oregon Fund        $.488               $12.56               3.89%
  Pennsylvania Fund        $.523               $13.27               3.94%
      Virginia Fund        $.516               $13.21               3.91%